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                                  EXHIBIT 10.14

                                    AMENDMENT
                             TO EMPLOYMENT AGREEMENT

                  AGREEMENT dated as of May 15, 2000 between __________________("Employee") and Chemed Corporation (the "Company").

                  WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May
20, 1996, May 19, 1997, May 18, 1998, and May 17, 1999 ("Employment Agreement");
and

                  WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

                  NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 15, 2000, as follows:

                  A. The date, amended as of May 17, 1999, set forth in section 1.2 of the Employment Agreement, is hereby deleted and the date of ___________ is hereby substituted therefor.

                  B. The base salary amount set forth in the first sentence of Section 2.1 of the Employment




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                                    Agreement is hereby deleted and the base
                                    salary amount of $_______ per annum is
                                    hereby substituted.

                  C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 1999 is $______.

                  Except as specifically amended in this Amendment to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.

                  IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                                EMPLOYEE

                                                -------------------------------



                                                CHEMED CORPORATION

                                                -------------------------------

ATTEST


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                            SCHEDULE TO EXHIBIT 10.14

                                  Minimum                           Current
                                   Annual          Current(a)     Expiration
                                Base Salary       Stock Award       Date of
Name and Position                and Bonus       Compensation      Agreement
-----------------                ---------       ------------      ---------

Edward L. Hutton                 $629,820        $252,128           5/3/2002
Chairman and                      582,165
Chief Executive Officer

Kevin J. McNamara                 347,145          77,341           5/3/2005
President                         204,439

Timothy S. O'Toole                216,165          56,581           5/3/2005
Executive Vice President           78,797
and Treasurer

Spencer S. Lee                    223,040          37,827          5/19/2003
Executive Vice President          117,000

John M. Mount                     250,260          27,127           5/3/2003
Vice President                     72,000

Sandra E. Laney                   213,495          55,771           5/3/2005
Senior Vice President and         196,223
Chief Administrative Officer

Thomas C. Hutton                  198,175          26,760           5/3/2005
Vice President                     46,669

Arthur V. Tucker                  129,270          23,810           5/3/2005
Vice President and Controller      56,349

Rick L. Arquilla                  203,600          36,270          5/19/2003
President & COO of Roto-Rooter     97,000
Services Company/Director
----------------------------
(A) Amount of unrestricted stock award recognized in lieu of incentive compensation in 1999.